Income taxes	12 Months Ended
Sep. 30, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 12 – Income taxes

We have recorded no provision or benefit for income taxes. The difference between tax at the statutory rate and no tax is primarily due to the full valuation allowance. The increase in the valuation allowance was $1,238,080 and $449,307 during the years ended September 30, 2014 and 2013, respectively. A valuation allowance has been recorded in the full amount of total deferred tax assets as it has not been determined that it is more likely than not that these deferred tax assets will be realized. As of September 30, 2014, we have net operating loss carry forwards of $53.52 million, which begin to expire in 2023 and will continue to expire through 2034 if not otherwise utilized. Our ability to use such net operating losses and tax credit carry forwards is subject to annual limitations due to change of control provisions under Sections 382 and 383 of the Internal Revenue Code, and such limitation would be significant. Realization is dependent on generating sufficient taxable income prior to expiration.

Deferred income taxes represent the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and amounts used for income tax purposes.

Significant components of our deferred tax assets and liabilities and related valuation allowances at September 30, 2014 and, 2013 are as follows:

Deferred Taxes	2014	2013
Net operating loss carry forward	$18,195,890	$17,058,461
Share-based compensation	2,447,295	2,318,717
R&D Tax Credit Carry forward	973,000	973,000
Other	148,395	173,010
TOTAL DEFERRED TAX ASSETS	21,764,580	20,523,188

Deferred Tax Liability	(535,724)	(532,412)
Valuation Allowance	(21,228,856)	(19,990,776)

Deferred Tax Assets & Liabilities, net	$-	$-

We have identified our federal tax return as our “major” tax jurisdiction, as defined. Tax years since inception in 1999 are subject to audit. We believe our income tax filing positions and deductions will be sustained on audit and we do not anticipate any adjustments that would result in a material change to our financial position. No reserves for uncertain income tax positions have been recorded. Our policy for recording interest and penalties associated with uncertain income tax positions is to record such items as a component of interest expense.